LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Supplement dated June 6, 2019 to the Prospectus of the Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”), dated April 1, 2019, as may be revised and supplemented from time to time.

On June 6, 2019, the Board of Trustees of Natixis Funds Trust II approved a revision to the Fund’s ordinary income distribution policy. Effective September 1, 2019, the Fund’s ordinary income distribution policy will change from being declared monthly to being declared daily.

Effective September 1, 2019, the table within the “Dividends and Distributions” section of the Prospectus is amended as follows with regard to the Fund:

Annual	Monthly
Loomis Sayles Global Growth Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund†
Vaughan Nelson Select Fund

†	Declares dividends for each class daily and pays them monthly.